                                                                    Exhibit 99.1

         Certification Pursuant to 18 U.S.C. Section 1350, as Adopted on
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 on

________________________________________________________________________________

     Anthony M. Marlon, M.D., Chief Executive Officer of Sierra Health Services,
Inc., a Nevada corporation (the "Company"),  hereby certifies to the best of his knowledge that:

     (1) The  Company's  periodic  report on Form 10-Q for the period ended June
30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a)
and 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The  information  contained  in the Form 10-Q fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

CHIEF EXECUTIVE OFFICER

/S/ Anthony M. Marlon, M.D.
Anthony M. Marlon, M.D.

Date: August 14, 2002